UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2025

Rubber Leaf Inc

(Exact name of registrant as specified in its charter)

Nevada	000-56511	32-0655276
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Room 2109, 21/F C C WU BLDG 302-308 HENNESSY, RD.

WAN CHAI, HONG KONG

+ (852) 2138-1668

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Securities registered under Section 12(g) of the Exchange Act: Common Stock, par value $0.001.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 20, 2025, Rubber Leaf Inc (the “Company”) entered into a Share Purchase Agreement with Shanghai Yongliansen Import and Export Trading Co., Ltd. (“Yongliansen” or “Purchaser”), pursuant to which the Company sold all of its then equity interests in its former PRC operating subsidiary, Rubber Leaf Sealing Products (Zhejiang) Co., Ltd. (“RLSP” or “Former PRC Subsidiary”), to the Purchaser for cash consideration of US$3,000,000.

Related-Party Consideration

The Company’s Chief Executive Officer, Xingxiu Hua, holds 30% of the outstanding equity of the Purchaser. Accordingly, the transaction constitutes a related-party transaction under applicable SEC disclosure standards.

Item 2.01 Completion of Disposition of Assets or Business.

On November 20, 2025, the Company completed the disposition of the Former PRC Subsidiary pursuant to the Agreement described under Item 1.01. Upon completion of the transaction:

(1) The Former PRC Subsidiary is no longer part of the Company’s consolidated operating structure;

(2) The Company’s primary operations will be conducted through its wholly-owned Hong Kong subsidiary, Rubber Leaf Limited;

(3) The Company retains no continuing operational role, operational control or decision-making authority over the Former PRC Subsidiary following its disposition.

Item 8.01. Other Events

Prior to the disposition of the Former PRC Subsidiary, the Company established a wholly owned subsidiary in Hong Kong, Rubber Leaf Limited (“RLHK”) on September 22, 2025, and gradually adjusted and/or transferred the principal orders, customer contracts and supply arrangements formerly associated with RLSP to RLHK. RLHK is now the Company’s primary operating entity and continues to conduct the Company’s revenue-generating activities.

The Company is reporting that its operating structure has changed from a PRC-based subsidiary to a Hong Kong-based subsidiary.

The Company does not expect the restructuring to materially affect its consolidated financial results.

The corporate reorganization did not result in any change of control of the Company and does not affect the Company’s consolidated financial reporting. Following the reorganization, the Company continues to operate as an active business through its Hong Kong subsidiary, RLHK.

Item 9.01 Financial Statements and Exhibits

(a) Pro forma financial information: The Company will file pro forma financial information by amendment if required under Regulation S-X.

(d) Exhibits:

Exhibit 2.1 Share Purchase Agreement, dated November 20, 2025, by and between Rubber Leaf Inc and Shanghai Yongliansen Import & Export Co., Ltd.

Exhibit 3.1 Certificate of Incorporation of Rubber Leaf Limited (Hong Kong)

Exhibit 104 Cover Page Interactive Data File (embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RUBBER LEAF INC

Date: December 9, 2025	/s/ Xingxiu Hua
Xingxiu Hua, Chief Executive Officer

Date: December 9, 2025	/s/ Hua Wang
Hua Wang, Chief Financial Officer